UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2009

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541

 49 Commons Loop Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

 On September 4, 2009, Glacier Bancorp, Inc. (NASDAQ “GBCI”) announced they received approval by the Federal Reserve Bank of Minneapolis of their application to acquire First Company, Cody, Wyoming, whereby First Company will merge with and into GBCI and its wholly owned subsidiary, First National Bank & Trust Company (the “Bank”), will become a wholly owned subsidiary of GBCI.  The transaction is expected to close by the end of September.

 A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial Statements: None

(b)	Pro Forma Financial Information: None

(c)	Shell Company Transactions: None

(d)	Exhibits.

99.1 Press Release, dated September 4, 2009

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLACIER BANCORP, INC.

Dated: September 10, 2009	By:	/s/ Ron J. Copher
Ron J. Copher
Senior Vice President & Chief Financial Officer